DREYFUS MASSACHUSETTS
MUNICIPAL MONEY
MARKET FUND



ANNUAL REPORT
January 31, 2002




The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 CONTENTS

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            13   Financial Highlights

                            14   Notes to Financial Statements

                            17   Report of Independent Auditors

                            18   Important Tax Information

                            19   Board Members Information

                            21   Officers of the Fund

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       THE FUND

                             DREYFUS MASSACHUSETTS  MUNICIPAL MONEY MARKET FUND

LETTER FROM THE CHAIRMAN

Dear Shareholder:

We present this annual report for Dreyfus Massachusetts Municipal Money Market Fund, covering the 12-month period from February 1, 2001 through January 31, 2002. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Colleen Meehan.

One of America's longest periods of economic expansion came to an end during the reporting period, and the money markets helped investors preserve their capital. However, money market yields declined sharply, as the Federal Reserve Board's interest-rate reductions drove short-term rates to their lowest levels in 40 years.

The importance of diversification was underscored by strong returns from the tax-exempt money markets and the longer term bond markets, which helped cushion the equity market's decline for investors who allocated their investments among different asset classes. Perhaps most significant, market conditions during the reporting period affirmed the value of objective advice from an experienced financial advisor who understands your current needs, long-term goals and attitude toward risk.

With tax-exempt money market yields currently at historically low levels, further substantial declines seem unlikely. Indeed, signs of economic recovery have emerged and the equity market has recently rallied. While we can't guarantee that these encouraging trends will continue, we do believe that the straightest path to financial security in any market environment is one that includes a long-term perspective, broad diversification and professional advice from a trusted advisor.

Thank you for your continued confidence and support.

Sincerely,


/s/Stephen E. Canter
Stephen E. Canter
Chairman and Chief Executive Officer
The Dreyfus Corporation
February 15, 2002




DISCUSSION OF FUND PERFORMANCE

Colleen Meehan, Portfolio Manager

HOW DID DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND PERFORM DURING THE PERIOD?

For the 12-month period ended January 31, 2002, the fund produced a 2.18% yield. Taking into account the effects of compounding, the fund produced an effective yield of 2.20%.(1)

We attribute the fund's performance to a weakening economy and a declining stock market, which caused tax-exempt money market yields to fall to historically low levels.

WHAT IS THE FUND'S INVESTMENT APPROACH?

The fund' s objective is to seek as high a level of current income exempt from federal and Massachusetts state income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The fund also seeks to maintain a stable $1.00 share price.

In pursuing the fund's objective, we employ two primary strategies. First, we attempt to add value by constructing a portfolio with a variety of high quality, tax-exempt money market instruments from Massachusetts issuers. Second, we actively manage the fund' s average maturity in anticipation of interest-rate trends and supply-and-demand changes in Massachusetts' short-term municipal marketplace.

For example, if we expect an increase in short-term supply, we may decrease the average maturity of the fund, which should position the fund to purchase new securities with higher yields, should higher yields materialize as a result of an increase in short-term supply. Yields tend to rise when there is an increase in new-issue supply competing for investor interest. New securities generally are issued with maturities in the one-year range and tend to lengthen the fund's weighted average maturity. If we anticipate limited new-issue supply, we may

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

extend the portfolio's average maturity to maintain then current yields for as long as we think practical. At other times, we try to maintain an average maturity that reflects our view of short-term interest-rate trends and future supply-and-demand considerations.

WHAT OTHER FACTORS INFLUENCED THE FUND'S PERFORMANCE?

The United States economy was already slowing when the reporting period began on February 1, 2001, and the Federal Reserve Board (the "Fed") began to take steps to stimulate renewed economic growth. The Fed reduced short-term interest rates in two separate moves in January 2001, before the reporting period began. All told, during the reporting period the Fed reduced short-term interest rates by
3.75 percentage points to their lowest level since the 1960s. Yields on one-year tax-exempt notes fell to historically low levels in this environment.

Tax-exempt money market yields also fell in response to a declining stock market. Persistent stock market weakness caused a "flight to quality" among investors seeking an investment alternative. This created a significant increase in demand for tax-exempt money market instruments.

The Massachusetts economy, like those of most other states, has been impacted by the national recession, the stock market decline and the events of September 11. For the first time in 10 years, most employment sectors are experiencing contraction, most notably manufacturing, financial services and information technology. However, Massachusetts entered the current downturn with a sizeable budget reserve accumulated during the period of economic expansion, which will aid in offsetting current revenue shortfalls.

At times, unexpected increases in the supply of tax-exempt money market instruments caused their yields to nearly match those of comparable-maturity U.S. Treasury bills, which were in relatively short supply. We expect supply to increase in 2002 as states and municipalities balance their budgets.


WHAT IS THE FUND'S CURRENT STRATEGY?

In this declining interest-rate environment, we generally maintained the fund's weighted average maturity at points that were longer than those of its respective peer groups. This positioning proved advantageous, because it enabled us to lock in higher prevailing yields for as long as we deemed practical while short-term interest rates fell.

As tax-exempt yields fell, we continued to strive to maintain a "laddered" portfolio, in which holdings mature in stages to help protect the fund against unexpected changes in interest rates. However, with yields on municipal notes currently at very low levels, we have recently focused primarily on commercial paper with three- to six-month maturities for the laddered portion of the portfolio. Otherwise, as existing holdings have matured, we have had little choice but to reinvest in very short-term securities at relatively low yields. Of course, we may look to change our strategy and the portfolio's composition as market conditions evolve.

February 15, 2002

(1) EFFECTIVE YIELD IS BASED UPON DIVIDENDS DECLARED DAILY AND REINVESTED MONTHLY. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. YIELDS FLUCTUATE. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-MASSACHUSETTS RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. AN INVESTMENT IN THE FUND IS NOT INSURED OR GUARANTEED BY THE FDIC OR THE U.S. GOVERNMENT. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

                                                             The Fund

STATEMENT OF INVESTMENTS

January 31, 2002



                                                                                               Principal
TAX EXEMPT INVESTMENTS--95.9%                                                                 Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Acton and Boxborough Regional School District

   GO Notes, BAN 3.75%, 4/5/2002                                                              3,200,000                3,203,424

Town of Acushnet, GO Notes, BAN 2.50%, 8/16/2002                                              2,493,000                2,502,253

Town of Amherst, GO Notes 2.60%, 4/11/2002                                                    3,000,000                3,002,798

Town of Boston, GO Notes, BAN 4%, 5/1/2002                                                    1,000,000                1,005,259

Town of Bourne, GO Notes, BAN 3.75%, 3/22/2002                                                4,145,000                4,147,963

Town of Canton Housing Authority, Multi-Family Housing

  Mortgage Revenue, Refunding, VDRN

   (Canton Arboretum Apartments) 1.55% (LOC; FNMA)                                            6,000,000  (a)           6,000,000

Town of Foxborough, GO Notes, BAN 2.50%, 10/3/2002                                            3,745,000                3,754,789

Town of Gloucester, GO Notes, BAN 2.75%, 8/2/2002                                             2,585,000                2,592,846

Town of Holliston, GO Notes, BAN 3%, 5/24/2002                                                7,675,000                7,685,422

Town of Kingston, GO Notes, BAN 3.75%, 3/8/2002                                               4,436,000                4,437,646

Town of Littleton, GO Notes, BAN 3.50%, 5/3/2002                                              9,325,000                9,339,714

Town of Mansfield, GO Notes 6%, 4/15/2002 (Insured; FSA)                                        515,000                  519,849

State of Massachusetts:

   CP 1.45%, 2/8/2002 (LOC; Dexia Credit Locale)                                             13,000,000               13,000,000

   GO Notes, VDRN:

      1.20% (Liquidity Facility; Commerzbank)                                                10,000,000  (a)          10,000,000

      1.30% (Liquidity Facility; Landesbank Hessen)                                          22,550,000  (a)          22,550,000

      1.30% (Liquidity Facility; State Street Bank and Trust Co.)                             2,100,000  (a)           2,100,000

      (Central Artery) 1.50% (Liquidity Facility; Landesbank

         Baden-Wurttmberg)                                                                   10,000,000  (a)          10,000,000

Massachusetts Bay Transportation Authority

  Transit Revenue (Transportation System)

   6%, 3/1/2002                                                                                 600,000                  613,800

Massachusetts Development Finance Agency, VRDN:

  College and University Revenue

    (Clark University)

    1.30% (Insured; AMBAC and Liquidity Facility;

      Fleet Bank)                                                                             7,000,000  (a)           7,000,000

   IDR:

      (Ahead Headgear Inc.) 1.35% (LOC; Fleet Bank)                                           3,225,000  (a)           3,225,000

      (Ocean Spray Cranberries Project) 1.25%
         (LOC; Wachovia Bank)                                                                 8,515,000  (a)           8,515,000

      (Salema Family Limited Partnership) 1.35%
         (LOC; Fleet Bank)                                                                    2,300,000  (a)           2,300,000

   Industrial Revenue

      (ECM Plastics Issue) 1.40% (LOC; PNC Bank)                                              3,300,000  (a)           3,300,000


                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Development Finance Agency, VRDN (continued):

  Revenues:

      (Alliance of Massachusetts Inc. Project) 1.43%
         (LOC; PNC Bank)                                                                      3,900,000  (a)           3,900,000

      (Catania-Spagna) 1.45% (LOC; Lloyds TSB Bank)                                           3,250,000  (a)           3,250,000

      (Children's Museum) 1.30% (LOC; Citizens Bank)                                          4,000,000  (a)           4,000,000

      (Draper Laboratory) 1.20% (Insured; MBIA and Liquidity

         Facility; Morgan Guaranty Trust Co.)                                                 5,000,000  (a)           5,000,000

      (Elderhostel Inc.) 1.25% (LOC; Royal Bank of Scotland)                                  5,150,000  (a)           5,150,000

Massachusetts Health and Educational Facilities Authority:

  Revenues:

    (New England Deaconess Hospital):

         6.625%, 4/1/2002                                                                     1,000,000  (b)           1,027,614

         6.875%, 4/1/2002                                                                     2,000,000  (b)           2,056,053

      (Partners Healthcare) 5%, 7/1/2002 (Insured; FSA)                                         700,000                  708,565

   VRDN:

      College and University Revenue

         (Becker College) 1.20% (LOC; Fleet Bank)                                             5,020,000  (a)           5,020,000

      Revenue, CP (Children's Hospital)

         1.25% (LOC; BNP Paribas)                                                             3,000,000  (a)           3,000,000

Massachusetts Housing Finance Agency:

   SFHR 2.05%, 12/2/2002                                                                      8,000,000                8,000,000

   VRDN:

      Housing Revenue, Putters Program

         1.28% (Insured; FSA and LOC;
         Morgan Guaranty Trust Co.)                                                           6,560,000  (a)           6,560,000

      MFHR, Refunding (Harbor Point)

         1.30% (Liquidity Facility; HSBC

         and LOC; GNMA)                                                                      16,900,000  (a)          16,900,000

Massachusetts Industrial Finance Agency, VRDN:

  College and University Revenue

      (Newbury College) 1.25% (LOC; Fleet Bank)                                               5,375,000  (a)           5,375,000

   IDR (Hi-Tech Mold & Tool) 1.35% (LOC; Royal

      Bank of Scotland)                                                                       2,315,000  (a)           2,315,000

   Industrial Revenue:

      (Cambridge Isotope Laboratories Inc.)

         1.35% (LOC; Fleet Bank)                                                              3,190,000  (a)           3,190,000

      (Peterson American Corp. Project)

         1.70% (LOC; Bank One Corp.)                                                            900,000  (a)             900,000

   Revenue (Governor Dummer Academy)

      1.35% (LOC; Citizens Bank of Massachusetts)                                             9,500,000  (a)           9,500,000

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (CONTINUED)

                                                                                               Principal
TAX EXEMPT INVESTMENTS (CONTINUED)                                                            Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

Massachusetts Port Authority, Special Facilities Revenue

   (Bosfuel Project) 5%, 7/1/2002 (Insured; MBIA)                                               700,000                  705,768

Massachusetts Water Resource Authority:

   CP 1.40%, 2/14/2002 (LOC; Morgan Guaranty Trust Co.)                                      13,500,000               13,500,000

   Water Revenue:

      6.50%, 7/15/2002                                                                          600,000  (b)             625,600

      VRDN 1.30% (Insured; FGIC and Liquidity Facility; FGIC)                                 5,000,000  (a)           5,000,000

Maynard, GO Notes, BAN:

   2.75%, 2/15/2002                                                                           3,666,000                3,666,843

   4.50%, 2/15/2002                                                                           2,797,900                2,799,146

Medford, GO Notes, BAN 2.40%, 11/14/2002                                                      6,000,000                6,028,939

Norwell, GO Notes, BAN 4%, 2/22/2002                                                          5,000,000                5,002,089

Springfield, GO Notes, BAN 2.50%, 6/28/2002                                                   5,000,000                5,013,924

Westborough, GO Notes, BAN 2.125%, 5/24/2002                                                  2,350,000                2,352,746

Worchester, GO Notes, BAN 2.15%, 8/30/2002                                                    4,370,000                4,378,186
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $265,721,236)                                                             95.9%              265,721,236

CASH AND RECEIVABLES (NET)                                                                         4.1%               11,264,075

NET ASSETS                                                                                       100.0%              276,985,311


Summary of Abbreviations

AMBAC                American Municipal Bond
                         Assurance Corporation

BAN                  Bond Anticipation Notes

CP                   Commercial Paper

FGIC                 Financial Guaranty
                         Insurance Company

FNMA                 Federal National Mortgage
                         Association

FSA                  Financial Security Assurance

GO                   General Obligation

GNMA                 Government National
                         Mortgage Association

IDR                  Industrial Development Revenue

LOC                  Letter of Credit

MBIA                 Municipal Bond Investors
                         Assurance Insurance
                         Corporation

MFHR                 Multi-Family Housing Revenue

SFHR                 Single Family Housing Revenue

VRDN                 Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

F1+/F1                           VMIG1/MIG1, P1                  SP1+/SP1, A1+/A1                                 73.9

AAA/AA (c)                       Aaa/Aa (c)                      AAA/AA (c)                                        4.8

Not Rated (d)                    Not Rated (d)                   Not Rated (d)                                    21.3

                                                                                                                 100.0

(A)  SECURITIES  PAYABLE  ON  DEMAND.  VARIABLE  INTEREST--SUBJECT  TO  PERIODIC
     CHANGES.

(B)  BONDS  WHICH  ARE  PREREFUNDED  ARE   COLLATERALIZED  BY  U.S.   GOVERNMENT
     SECURITIES  WHICH  ARE HELD IN  ESCROW  AND ARE USED TO PAY  PRINCIPAL  AND
     INTEREST  ON THE  MUNICIPAL  ISSUE AND TO  RETIRE  THE BONDS IN FULL AT THE
     EARLIEST REFUNDING DATE.

(C)  NOTES WHICH ARE NOT F, MIG OR SP RATED ARE  REPRESENTED  BY BOND RATINGS OF
     THE ISSUERS.

(D)  SECURITIES WHICH, WHILE NOT RATED BY FITCH,  MOODY'S AND STANDARD & POOR'S,
     HAVE BEEN  DETERMINED BY THE MANAGER TO BE OF  COMPARABLE  QUALITY TO THOSE
     RATED SECURITIES IN WHICH THE FUND MAY INVEST.

(E)  AT  JANUARY  31,  2002,  THE FUND HAD  $79,155,651  (28.6%  OF NET  ASSETS)
     INVESTED IN SECURITIES WHOSE PAYMENT OF PRINCIPAL AND INTEREST IS DEPENDENT
     UPON REVENUES GENERATED FROM CITY-MUNICIPAL PROJECTS.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

January 31, 2002

                                                             Cost       Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           265,721,236   265,721,236

Cash                                                                  9,850,673

Interest receivable                                                   1,566,913

Prepaid expenses                                                         18,476

                                                                    277,157,298
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           123,241

Accrued expenses                                                         48,746

                                                                        171,987
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      276,985,311
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     276,993,786

Accumulated net realized gain (loss) on investments                     (8,475)
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      276,985,311
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 277,008,411

NET ASSET VALUE, offering and redemption price per share ($)               1.00

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended January 31, 2002

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,408,131

EXPENSES:

Management fee--Note 2(a)                                            1,356,424

Shareholder servicing costs--Note 2(b)                                 105,471

Professional fees                                                       34,609

Custodian fees                                                          32,211

Registration fees                                                       18,791

Prospectus and shareholders' reports                                    14,267

Trustees' fees and expenses--Note 2(c)                                   9,458

Miscellaneous                                                            9,063

TOTAL EXPENSES                                                       1,580,294

INVESTMENT INCOME--NET                                               5,827,837
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 1(B) ($):

Net realized gain (loss) on investments                                 22,281

Net unrealized appreciation (depreciation) on investments              (9,202)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS                  13,079

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 5,840,916

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended January 31,
                                             -----------------------------------
                                                     2002               2001
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          5,827,837          8,585,489

Net realized gain (loss) from investments          22,281              4,135

Net unrealized appreciation
   (depreciation) of investments                   (9,202)             9,202

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    5,840,916          8,598,826
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

INVESTMENT INCOME--NET                        (5,827,837)         (8,585,489)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($1.00 per share):

Net proceeds from shares sold                 771,921,736        647,823,397

Dividends reinvested                            3,127,162          5,546,718

Cost of shares redeemed                      (755,987,411)      (596,220,994)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS       19,061,487         57,149,121

TOTAL INCREASE (DECREASE) IN NET ASSETS        19,074,566         57,162,458
--------------------------------------------------------------------------------


NET ASSETS ($):

Beginning of Period                           257,910,745        200,748,287

END OF PERIOD                                 276,985,311        257,910,745

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                                                                                        Year Ended January 31,
                                                                 -------------------------------------------------------------------
                                                                 2002           2001           2000           1999          1998
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                             1.00           1.00           1.00           1.00          1.00

Investment Operations:

Investment income--net                                           .022           .034           .026           .028          .030

Distributions:

Dividends from investment income--net                           (.022)         (.034)         (.026)         (.028)        (.030)

Net asset value, end of period                                   1.00           1.00           1.00           1.00          1.00
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                                 2.20           3.50           2.64           2.79          3.01
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                           .58            .59            .63            .64           .63

Ratio of net investment income
   to average net assets                                         2.15           3.44           2.60           2.75          2.97

Decrease reflected in above expense
   ratios due to undertakings by
   The Dreyfus Corporation                                         --             --             --             --           .01
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period ($ x 1,000)                         276,985        257,911        200,748        205,284       179,663

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES:

Dreyfus Massachusetts Municipal Money Market Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Massachusetts income taxes as is consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A, which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor"), a wholly-owned subsidiary of Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

It is the fund's policy to maintain a continuous net asset value per share of $1.00; the fund has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so. There is no assurance, however, that the fund will be able to maintain a stable net asset value per share of $1.00.

The fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued at amortized cost, which has been determined by the fund's Board of Trustees to represent the fair value of the fund's investments.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Cost of investments represents amortized cost.


Under the terms of the custody agreement, the fund received net earnings credits of $27,611 during the period ended January 31, 2002 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the "Code"). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.

At January 31, 2002, the components of accumulated earnings on a tax basis were substantially the same as for financial reporting purposes.

The tax character of distributions paid to shareholders during the fiscal periods ended January 31, 2002 and January 31, 2001, respectively, were all tax exempt income.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

The accumulated capital loss is available to be applied against future net securities profits, if any, realized subsequent to January 31, 2002. If not applied, $4,100 of the carryover expires in fiscal 2003, $900 expires in fiscal 2004, $300 expires in fiscal 2005, $2,800 expires in fiscal 2006 and $400 expires in fiscal 2007.

NOTE 2--MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES:

(A) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .50 of 1% of the value of the fund's average daily net assets and is payable monthly.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended January 31, 2002, the fund was charged $63,174 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency service for the fund. During the period ended January 31, 2002, the fund was charged $31,600 pursuant to the transfer agency agreement.

(C) Each trustee who is not an "affiliated person" as defined in the Act receives from the fund an annual fee of $1,000. The Chairman of the Board receives an additional 25% of such compensation.


REPORT OF INDEPENDENT AUDITORS

SHAREHOLDERS AND BOARD OF TRUSTEES

DREYFUS MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

We have audited the accompanying statement of assets and liabilities of Dreyfus Massachusetts Municipal Money Market Fund, including the statement of investments, as of January 31, 2002 and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and the financial highlights. Our procedures included confirmation of securities owned as of January 31, 2002 by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Massachusetts Municipal Money Market Fund at January 31, 2002, the results of its operations for the years then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.

                                                            /s/Ernst & Young LLP
New York, New York
March 7, 2002

                                                                        The Fund


IMPORTANT TAX INFORMATION (Unaudited)

In accordance with Federal tax law, the fund hereby designates all the dividends paid from investment income-net during the fiscal year ended January 31, 2002 as "exempt-interest dividends" (not subject to regular Federal and, for individuals who are Massachusetts residents, Massachusetts personal income taxes).


BOARD MEMBERS INFORMATION (Unaudited)

JOSEPH S. DIMARTINO (58)

CHAIRMAN OF THE BOARD (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

*    Chairman of the Board of various funds in the Dreyfus Family of Funds

OTHER DIRECTORSHIPS AND AFFILIATIONS:

*    The Muscular Dystrophy Association

* Plan Vista Corporation (formerly HealthPlan Services Corporation), a provider of marketing, administrative and risk management services to health and other benefit programs

*    Carlyle Industries, Inc., button packager and distributor

*    Century  Business  Services,   Inc.,  a  provider  of  various  outsourcing
     functions for small and medium size companies

* The Newark Group, a privately held company providing a national network of paper recovery facilities, paperboard mills and paperboard converting plants

* QuikCAT.com, Inc., private company engaged in the development of high speed movement, routing, storage and encryption of data across all modes of data transport

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 190

                              --------------

DAVID W. BURKE (65)

BOARD MEMBER (1994)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Corporate Director and Trustee.

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* John F. Kennedy Library Foundation

* U.S.S. Constitution Museum

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 59

                              --------------

SAMUEL CHASE (69)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Retired

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                                                             The Fund

BOARD MEMBERS INFORMATION (Unaudited) (CONTINUED)

GORDON J. DAVIS (60)

BOARD MEMBER (1995)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Partner with the law firm of LeBoeuf, Lamb, Greene & MacRae

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Consolidated Edison Inc., a utility company

* The Phoenix Companies, Inc., a life insurance company

* Also a Director/Trustee for various not-for-profit fund group

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 28

                              --------------

JONI EVANS (59)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Senior Vice President of the William Morris Agency

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ARNOLD S. HIATT (74)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* Chairman of The Stride Rite Charitable Foundation

OTHER DIRECTORSHIPS AND AFFILIATIONS:

* Isabella Stewart Gardner Museum

* John Merck Fund, a charitable fund

* Business for Social Responsibility

* American Academy of Arts and Sciences

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

BURTON N. WALLACK (51)

BOARD MEMBER (1991)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

* President and co-owner of Wallack Management Company, a real estate management company managing real estate in the New York City area

NO. OF PORTFOLIOS FOR WHICH BOARD MEMBER SERVES: 15

                              --------------

ONCE ELECTED ALL BOARD MEMBERS SERVE FOR AN INDEFINITE TERM. ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS, INCLUDING THEIR ADDRESS IS AVAILABLE IN THE FUND' S STATEMENT OF ADDITIONAL INFORMATION WHICH CAN BE OBTAINED FROM DREYFUS FREE OF CHARGE BY CALLING THIS TOLL FREE NUMBER: 1-800-554-4611.


OFFICERS OF THE FUND (Unaudited)

STEPHEN E. CANTER, PRESIDENT SINCE MARCH 2000.

     Chairman of the Board, Chief Executive Officer and Chief Operating Officer of the Manager, and an officer of 92 investment companies (comprised of 183 portfolios) managed by the Manager. Mr. Canter also is a Director and Executive Committee Member of the other investment management subsidiaries of Mellon Financial Corporation, each of which is an affiliate of the Manager. He is 56 years old, and has been an employee of the Manager since May 1995.

MARK N. JACOBS, VICE PRESIDENT SINCE MARCH 2000.

     Executive Vice President, Secretary and General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 55 old, and has been an employee of the Manager since June 1977.

JOHN B. HAMMALIAN, SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 24 investment companies (comprised of 28 portfolios) managed by the Manager. He is 38 years old, and has been an employee of the Manager since February 1991.

MICHAEL A. ROSENBERG, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 42 years old, and has been an employee of the Manager since October 1991.

STEVEN F. NEWMAN, ASSISTANT SECRETARY SINCE MARCH 2000.

     Associate General Counsel and Assistant Secretary of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 52 years old, and has been an employee of the Manager since July 1980.

JAMES WINDELS, TREASURER SINCE NOVEMBER 2001.

     Director of Mutual Fund Treasury Accounting of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 43 years old, and has been an employee of the Manager since April 1985.

MICHAEL CONDON, ASSISTANT TREASURER SINCE MARCH 2000.

     Senior Treasury of the Manager, and an
officer of 35 investment companies (comprised of 76 portfolios) managed by the Manager. He is 40 years old, and has been an employee of the Manager since August 1984.

KENNETH SANDGREN, ASSISTANT TREASURER SINCE NOVEMBER 2001.

     Mutual Funds Tax Director of the Manager, and an officer of 93 investment companies (comprised of 196 portfolios) managed by the Manager. He is 47 years old, and has been an employee of the Manager since June 1993.

                                                                        The Fund

                    FOR MORE INFORMATION

                        DREYFUS MASSACHUSETTS MUNICIPAL
                        MONEY MARKET FUND
                        200 Park Avenue
                        New York, NY 10166

                      MANAGER

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      CUSTODIAN

                        The Bank of New York
                        15 Broad Street
                        New York, NY 10286

                      TRANSFER AGENT &
                      DIVIDEND DISBURSING AGENT

                        Dreyfus Transfer, Inc.
                        P.O. Box 9263
                        Boston, MA 02205-8501

                      DISTRIBUTOR

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166



To obtain information:

BY TELEPHONE
Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request
to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or  downloaded from: http:
//www.dreyfus.com

(c) 2002 Dreyfus Service Corporation                                  639AR0102